UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2010
_______________________________

BONDS.COM GROUP, INC.
(Exact name of registrant as specified in its charter)
_______________________________

Delaware	000-51076	38-3649127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1515 S. Federal Highway, Suite 212 Boca Raton, FL 33432
(Address of principal executive offices) (Zip Code)

(561) 953-5343
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

On May 28, 2010, Bonds.com Group, Inc. (“we,” “our” and the “Company”) entered into a Secured Convertible Note and Warrant Purchase Agreement (the “Purchase Agreement”) with a group of accredited investors (the “Purchasers”).  Pursuant to the Purchase Agreement, we issued to the Purchasers (a) secured convertible promissory notes (the “Notes”) in the aggregate principal amount of $650,000 and (b) warrants to purchase up to 1,300,000 shares of our Common Stock at an exercise price of $0.375 per share (the “Warrants”).  The Purchasers paid an aggregate purchase price of $650,000 for the Notes and Warrants.  The Purchase Agreement provides that the Company may issue and sell up to an additional $1,000,000 principal amount of Notes and Warrants for up to an additional 2,000,00 shares of our Common Stock at any time on or prior to June 11, 2010.

Additionally, in connection with the Purchase Agreement and issuance of the Notes and Warrants, on May 28, 2010, the Company entered into a Second Amended and Restated Security Agreement with the Purchasers and existing holders of previously issued and outstanding secured convertible promissory notes (the “Second Amended and Restated Security Agreement”).  The Second Amended and Restated Security Agreement amends and restates the Amended and Restated Security Agreement, dated April 30, 2009, to add the Purchasers as parties thereto and provide for the security interest granted to the holders of the Notes.

The Notes bear interest at the rate of 9% per annum, are convertible into our Common Stock at a conversion price of $0.375 per share (subject to adjustment) and are due and payable on May 28, 2011.  The maturity date of the notes may be extended for an additional year by the holders of a majority in principal amount outstanding under all of the Notes.  The Notes contain a provision providing that the conversion price thereof will be adjusted downward from $0.375 per share to any lower price per share at which the Company sells Common Stock to any other person or entity (excluding options or restricted stock awards granted to employees).  In the event the maturity date of the notes is extended, the Company would be required to issue to the holders of the Notes, for no additional consideration, warrants to purchase two shares of our Common Stock for each dollar of principal amount outstanding under the Notes at an exercise price of $0.50 per share.  The Notes may be prepaid prior to the initial maturity date only upon the payment of all principal and accrued interest plus a prepayment premium equal to 3.5% of the principal amount outstanding.  If the maturity date of the Notes is extended, no prepayment premium is required.  The Company’s obligations under the Notes are secured by a security interest in the assets of the Company and Bonds.com Holdings, Inc. pursuant to the Second Amended and Restated Security Agreement.

The Warrants provide that upon and during the continuance of a payment default at either the initial maturity date or any extended maturity date, the number of shares of Common Stock issuable upon exercise of the Warrants shall increase to an aggregate amount equal 9.9% of the Company’s issued and outstanding shares of Common Stock as of the date of exercise of the Warrants; provided, however, that such provision shall not apply and shall be of no force or effect from and after the date that either (a) our Common Stock is approved for listing on the New York Stock Exchange, NYSE Amex, NASDAQ Stock Market or any successor thereto, or (b) the twenty trading-day trailing average closing price of our Common Stock equals at least $0.75.

In addition to providing for the issuance of the Notes and Warrants, the Purchase Agreement contains customary representations and warranties by the Company in favor of the Purchasers and additional covenants.  Those additional covenants include:

● ●
 A prohibition on the Company or its subsidiaries creating or incurring any lien on their assets other than certain permitted liens;

A prohibition on the Company taking certain actions without the prior consent of the holders of a majority in principal amount outstanding under the Notes, including (a) the acquisition or sale of material assets or rights in any transaction that is not arms’ length, (b) entering into any transaction with any stockholder, officer, director or affiliate that is not arms’ length, (c) paying or declaring any dividend or redeeming or repurchasing any outstanding capital stock or other securities, or (d) materially changing our line of business; and

●	Registration rights in favor of the Purchasers with respect to any registration undertaken by the Company (subject to certain exceptions and limitations).

The foregoing descriptions of the Purchase Agreement, Second Amended and Restated Security Agreement, Notes and Warrants are summaries only and are qualified in their entirety by reference to the agreements themselves, which are included as exhibits to this Current Report and are incorporated herein by reference.

Item 3.02     Unregistered Sales of Equity Securities.

Pursuant to the Purchase Agreement described in Item 1.01 above, on May 28, 2010, we sold the Notes and Warrants to a group of accredited purchasers for an aggregate purchase price of $650,000.  As of the date hereof, the Notes are convertible for up to 1,733,333 shares of our Common Stock and the Warrants are exercisable for up to 1,300,000 shares of our Common Stock.  This offer and sale was made in reliance on the exemptions from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D in reliance, among other things, on the representations and warranties made by the Purchasers.

Additionally, on May 14, 2010, the Company granted options to purchase shares of our common stock to David Bensol and George P. Jameson, each directors of the Company, in exchange for their services as directors.  Each of Messrs. Bensol and Jameson were granted an option to purchase 1,000,000 shares of our Common Stock at an exercise price of $0.375 per share.  The options were fully vested upon grant and have a term of ten years.  This offer and sale was made in reliance on the exemption from registration provided by Section 4(2) of the Securities Act  in reliance, among other things, on the representations and warranties made by the Purchasers.

All of such securities offered and sold by us have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.  The information provided in this current report is not an offer to sell nor is it a solicitation of an offer for the purchase of any of our securities and is intended to comply with Rule 135c of the Securities Act.

Item 9.01     Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
10.1	Secured Convertible Note and Warrant Purchase Agreement
10.2	Form of Secured Convertible Promissory Note
10.3	Form of Common Stock Warrant
10.4	Second Amended and Restated Security Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 4, 2010

BONDS.COM GROUP, INC.

By:	/s/ Michael O. Sanderson
Name:	Michael O. Sanderson
Title:	Chief Executive Officer

Exhibit Index

Exhibit No.	Description
10.1	Secured Convertible Note and Warrant Purchase Agreement
10.2	Form of Secured Convertible Promissory Note
10.3	Form of Common Stock Warrant
10.4	Second Amended and Restated Security Agreement